                                   Preliminary
                            Marketing Memorandum for:

                                  $[74,400,000]

                            UCFC Funding Corporation
                                   (Depositor)

            Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1997-4

The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the transaction, and not by or as agent for UCFC Funding Corporation or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                            UCFC Funding Corporation

      Manufactured Housing Contract Pass-Through Certificates Series 1997-4

Title of Certificates:  Manufactured Housing Contract Pass-Through Certificates,
                        Series 1997-4

Offered Certificates:   The Class A-1, Class A-2, Class A-3 and
                        Class A-4 Certificates (collectively, the "Senior
                        Certificates"), the Class M and the Class B-1
                        Certificates.

Depositor:              UCFC Funding Corporation, a Louisiana corporation.

Servicer:               United Companies Lending Corporation, a Louisiana
                        corporation, an indirect, wholly-owned subsidiary of United Companies Financial Corporation.

Trustee:                Bankers Trust Company of California, N.A.

Lead Manager:           Prudential Securities Incorporated
Co-Manager:             Credit Suisse First Boston


                       Class      Class      Class      Class      Class      Class      | *Class
                       A1         A2         A3         A4         M          B1         |    B2
                                                                                         |
Amount(000):           [14,000]   [16,300]   [10,000]   [20,500]   [ 7,200]   [ 6,400]   |   [ 5,600]
                                                                                         |
**Coupon:   1M LIBOR + TBD        TBD        TBD        TBD        TBD        TBD        |     n/a
                                                                                         |
Approx. Price:         TBD        TBD        TBD        TBD        TBD        TBD        |     n/a
                                                                                         |
Yield:                 n/a        TBD        TBD        TBD        TBD        TBD        |     n/a
                                                                                         |
Spread:                TBD        TBD        TBD        TBD        TBD        TBD        |     n/a
                                                                                         |
Avg Life:              [1.01]     [2.96]     [5.04]     [12.42]    [11.26]    [7.46]     |     n/a
                                                                                         |
Avg Life to Call:      [1.01]     [2.96]     [5.04]     [11.72]    [10.68]    [7.46]     |     n/a
                                                                                         |
1st Prin. Pmt:         [01/15/98] [11/15/99] [01/15/02] [05/15/04] [01/15/03] [01/15/03] |     n/a
                                                                                         |
Exp Mat:               [11/15/99] [01/15/02] [05/15/04] [07/15/21] [07/15/21] [06/15/08] |     n/a
                                                                                         |
To 10% Call:           [11/15/99] [01/15/02] [05/15/04] [05/15/14] [05/15/14] [06/15/08] |     n/a
                                                                                         |
Final Mat:             [01/15/07] [06/15/13] [09/15/17] [04/15/29] [04/15/29] [06/15/21] |     n/a
                                                                                         |

Pymt Delay:            0 Days     14 Days    14 Days     14 Days   14 Days    14 Days    |     n/a
                                                                                         |
Dated Date:            [12/22/97] [12/1/97]  [12/1/97]  [12/1/97]  [12/1/97]  [12/1/97]  |     n/a
                                                                                         |
Int. Pymt:             Monthly    Monthly    Monthly     Monthly   Monthly    Monthly    |     n/a
                                                                                         |
1st Int. Pymt Date:    [01/15/98] [01/15/98] [01/15/98] [01/15/98] [01/15/98] [01/15/98] |     n/a
                                                                                         |
Rating:                Aaa/AAA    Aaa/AAA    Aaa/AAA     Aaa/AAA   Aa3/AA-    Baa2/BBB   |     n/a
(Moody's/Fitch)

 *  NOTE:  THE CLASS B-2 CERTIFICATES ARE NOT BEING OFFERED **

** PAYMENT OF INTEREST EACH MONTH ON ALL CLASSES OF CERTIFICATES IS SUBJECT TO A MAXIMUM RATE EQUAL TO THE WEIGHTED AVERAGE OF THE NET CONTRACT RATES (DEFINED BELOW) RELATING TO SUCH REMITTANCE DATE.

Pricing Date:            TBD

Closing Date:            Settlement with Investors will be on or about
                         December 23, 1997.

Cut-Off Date:            The opening of business on December 1, 1997.

Prepayment Speed:        175% MHP

Net Contract Rate:       The Net Contract Rate of a Contract equals the rate of
                         interest then borne by such Contract minus 0.515% per annum (the "Expense Fee Rate")

Remittance Date:         The 15th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning in January, 1998.

Interest Accrual:        The initial interest accrual period on the Class A-1
                         Certificates will be from December 22 until January
                         14th (initial coupon set on December 19). In future periods, interest will accrue on the Class A-1
                         Certificates at the applicable Pass-Through Rate from the preceeding Disbribution Date to and including the day prior to the current Distribution Date. Interest on the Class A-1 Certificates will be calculated on an actual/360 basis.

                         The Interest Accrual Period on the other offered Certificates will be the calendar month preceding the month of such Remittance Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Originators:             The Contracts were, and any Subsequent Contracts will
                         have been, originated or purchased by United Companies
                         Funding, Inc. ("UCFI"), United Companies or UNICOR

                         Mortgage, Inc. ("UNICOR," and collectively with UCFI and United Companies, the "Originators") Each Originator is a Louisiana corporation and an affiliate of the Depositor.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            UCFC Funding Corporation

      Manufactured Housing Contract Pass-Through Certificates Series 1997-4

Credit Enhancement:      SUBORDINATION:    Expected subordination levels as a %
                                           of the total Certificates:

                                           Class A1-A4:   Aaa/AAA        24.00%
                                           Class M:       Aa3/AA-        15.00%
                                           Class B-1:     Baa2/BBB        7.00%

                         EXCESS SERVICING: The Class R Certificate (not offered) represents excess servicing on the Contracts and is the first loss piece. The Class R Certificate is subordinated to the Regular Certificates on a monthly basis.

Expected Collateral
Delivery at Closing:     Approximately $66 million to $80 million.

Pre-Funding Account:     On the Closing Date, the Trustee will establish and
                         thereafter maintain with itself a trust account (the
                         "Pre-Funding Account"). On the Closing date, approximately $0 to $14 million in cash (the
                         "Pre-Funded Amount") will be deposited in the Pre-Funding Account any may be used only to (i) acquire additional manufactured housing installment sales contracts and manufactured housing installment loan agreements (collectively, the "Subsequent Contracts") and (ii) make accelerated payments of principal on the Senior Certificates. During the period (the
                         "Pre-Funding Period") from the Closing Date to the earliest to occur of (i) the Funding Termination Date
                         (defined below), (ii) an Event of Default under the Agreement and (iii) March 15, 1998, amounts on deposit in the Pre-Funding Account may be withdrawn from time to time to acquire Subsequent Contracts in accordance with the Agreement. The "Funding Termination Date" will be the date on which the Pre Funded amount has been reduced to less than $100,000. Any Pre-Funded amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed on the Remittance Date at or immediately following the end of such Pre- Funding Period to the Classes of Senior Certificates then entitled to distributions of principal.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            UCFC Funding Corporation

      Manufactured Housing Contract Pass-Through Certificates Series 1997-4

Priority of
Distrbutions:            On each Remittance Date, the Trustee will distribute
                         out of the Certificate Account, the following amounts in the following order of priority, in each case, to the extent of the remaining Amount Available:

                                  (i)  to the Trustee, the Trustee Fee;
                                 (ii)  concurrently, to each Class of Senior
                                       Certificates, the related Class Interest
                                       Distribution Amount, any shortfall being allocated on a pro rata basis in accordance with the respective Class Interest Disbribution Amount for each such Class;
                                (iii) sequentially to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, in that order, an amount up to the Senior Principal Disbribution Amount, until the respective Class Certificate Balances are reduced to zero;
                                 (iv)  to the Class M Certificates, the Class
                                       Interest Distribution Amount;
                                  (v) to the Class M Certificates, an amount up to the Class M Principal Distribution Amount, until the Class M Certificate Balance is reduced to zero;
                                 (vi) to the Class B-1 Certificates, the Class Interest Distribution Amount;
                                (vii) to the Class B-1 Certificates, an amount up to the Class B Percentage of the Formula Principal Distribution Amount, until the Class B-1 Certificate Balance is reduced to zero;
                               (viii) to the Class B-2 Certificates, the Class Interest Distribution Amount;
                                 (ix) to the Class B-2 Certificates, an amount up to the Class B-2 Principal
                                       Distribution Amount, until the Class B-2
                                       Certificate Balance is reduced to zero;
                                  (x)  to the Guarantor of the Class B-2

                                       Certificates, any unreimbursed Guarantee
                                       Payments with respect to the Class B-2
                                       Certificates; and
                                 (xi)  to the Class R Certificates, any
                                       remaining Amount Available.

                         Distributions of principal of the Class M and Class B-1 Certificates will not commence until at least the Remittance Date in January 2003 unless the aggregate Class Certificate Balance of the Senior Certificates is reduced to zero prior thereto. After such Remittance Date, distributions of principal of the Class M and/or Class B-1 Certificates will only be made if certain performance tests are satisfied, unless the aggregate Class Certificate Balance of the Senior Certificates, and, in the case of the Class B-1 Certificates, the Class Certificate Balance of the Class M Certificates is reduced to zero.

                         -----------------------------------------------------
                         |                  |          |         |           |
                         |        A1        |   A2     |  A3     |      A-4  |
                         |------------------|----------|---------|-----------|
                         |                    |                              |
                         |                    |               M              |
                         |  5 year lockout    |______________________________|
                         |                    |              |               |
                         |                    |     B-1      |     B-2       |
                         |--------------------|--------------|---------------|

Performance Test:        The Average 60-Day Delinquency Ratio is less than or
                         equal to 5%; the Average 30-Day Delinquency Ratio is less than or equal to 7%; the Current Realized Loss
                         Ratio is less than or equal to 2.75%; and the Cumulative Realized Losses are less than or equal to the applicable percentage of the Aggregate Cut-off Date
                         Pool Principal Balance set forth below:

                             Remittance Date During                Percentage
                             ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~  ~~~~~~~~~~
                             January 1, 2003 - December 31, 2003      7%
                             January 1, 2004 - December 31, 2004      8%
                             January 1, 2005 and thereafter           9%

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            UCFC Funding Corporation

      Manufactured Housing Contract Pass-Through Certificates Series 1997-4


Optional Termination:    The Servicer has the option to purchase from the Trust
                         all remaining Contracts and all other property in the Trust on any Remittance Date when the Pool Principal
                         Balance is less than 10% of the Aggregate Cut-off Date
                         Pool Principal Balance.

Auction Sale:            If the Servicer does not exercise its optional
                         termination right within ninety days after the Servicer
                         Optional Termination Date, the Trustee will solicit bids for the purchase of all Contracts remaining in the Trust. In the event that satisfactory bids are received as described in the Pooling and Servicing Agreement, the net sale proceeds will be distributed to Certificateholders in the same order of priority as collections received in respect of the Contracts. If satisfactory bids are not received, the Trustee will not sell the Contracts and will not solicit any further bids or otherwise negotiate any further sale of the Contracts.

ERISA Considerations:    Subject to the considerations and conditions described
                         in the Prospectus Supplement, it is expected that the Class A-1 through A-4 Certificates may be purchased by employee benefit plans that are subject to ERISA.

                         The Class M and B-1 Certificates will NOT be ERISA eligible.

SMMEA Considerations:    Upon termination of the Pre-Funding Period, the Senior
                         Certificates and the Class M Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of
                         1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such , will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA.

                         The Class B-1 Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus") Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $14,000,000.00                                                                  DATED DATE: 12/22/97
  CURRENT COUPON:  6.150%                                 ucfcmh74                             FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $14,000,000.00            BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 12/23/97

                                              ASSUMED CONSTANT LIBOR-1M 5.9805


           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24        42.582      34.563      37.291      45.195      47.800      50.400
     99-24+       40.980      33.464      36.021      43.430      45.872      48.309
     99-25        39.379      32.364      34.750      41.665      43.943      46.218
     99-25+       37.778      31.265      33.480      39.900      42.016      44.127
     99-26        36.177      30.166      32.210      38.135      40.088      42.037
     99-26+       34.576      29.067      30.941      36.371      38.161      39.947
     99-27        32.976      27.968      29.672      34.608      36.234      37.858
     99-27+       31.376      26.870      28.403      32.844      34.308      35.769

     99-28        29.777      25.772      27.134      31.082      32.383      33.681
     99-28+       28.177      24.674      25.866      29.319      30.457      31.593
     99-29        26.579      23.576      24.598      27.557      28.532      29.506
     99-29+       24.980      22.479      23.330      25.795      26.608      27.419
     99-30        23.382      21.382      22.062      24.034      24.684      25.332
     99-30+       21.784      20.285      20.795      22.273      22.760      23.246
     99-31        20.187      19.188      19.528      20.512      20.837      21.161
     99-31+       18.590      18.092      18.261      18.752      18.914      19.076

    100-00        16.993      16.995      16.995      16.992      16.992      16.991
    100-00+       15.397      15.899      15.728      15.233      15.070      14.907
    100-01        13.801      14.804      14.462      13.474      13.148      12.823
    100-01+       12.205      13.708      13.197      11.715      11.227      10.740
    100-02        10.610      12.613      11.931       9.957       9.307       8.657
    100-02+        9.015      11.518      10.666       8.199       7.386       6.575
    100-03         7.420      10.423       9.401       6.442       5.466       4.493
    100-03+        5.826       9.328       8.137       4.685       3.547       2.412

First Payment      0.061       0.061       0.061       0.061       0.061       0.061
Average Life       1.007       1.495       1.283       0.911       0.831       0.764

Last Payment       1.894       2.811       2.394       1.728       1.561       1.478
Mod.Dur. @ 100-00  0.941       1.369       1.186       0.854       0.781       0.721

BOND A1 Floating Rate CLASS

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $16,300,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.410%                                 ucfcmh74                             FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $16,300,000.00                 BOND A2 BE-YIELD TABLE                     YIELD TABLE DATE: 12/23/97

                                                     PREPAYMENT SPEED
           PRICING SPEED

                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         6.496       6.496       6.496       6.496       6.496       6.496
     99-24+        6.490       6.492       6.492       6.490       6.489       6.489
     99-25         6.484       6.488       6.487       6.483       6.482       6.481
     99-25+        6.478       6.484       6.482       6.477       6.475       6.473
     99-26         6.472       6.480       6.477       6.470       6.468       6.465
     99-26+        6.466       6.476       6.472       6.463       6.461       6.458
     99-27         6.460       6.471       6.468       6.457       6.453       6.450
     99-27+        6.454       6.467       6.463       6.450       6.446       6.442

     99-28         6.448       6.463       6.458       6.444       6.439       6.434
     99-28+        6.442       6.459       6.453       6.437       6.432       6.427
     99-29         6.436       6.455       6.449       6.431       6.425       6.419
     99-29+        6.430       6.451       6.444       6.424       6.417       6.411
     99-30         6.424       6.446       6.439       6.417       6.410       6.403
     99-30+        6.419       6.442       6.434       6.411       6.403       6.396
     99-31         6.413       6.438       6.430       6.404       6.396       6.388
     99-31+        6.407       6.434       6.425       6.398       6.389       6.380

    100-00         6.401       6.430       6.420       6.391       6.382       6.372
    100-00+        6.395       6.426       6.415       6.384       6.374       6.365
    100-01         6.389       6.422       6.411       6.378       6.367       6.357

    100-01+        6.383       6.417       6.406       6.371       6.360       6.349
    100-02         6.377       6.413       6.401       6.365       6.353       6.341
    100-02+        6.371       6.409       6.396       6.358       6.346       6.334
    100-03         6.365       6.405       6.391       6.352       6.339       6.326
    100-03+        6.359       6.401       6.387       6.345       6.332       6.318

    100-04         6.353       6.397       6.382       6.338       6.324       6.311
    100-04+        6.347       6.393       6.377       6.332       6.317       6.303
    100-05         6.341       6.388       6.372       6.325       6.310       6.295
    100-05+        6.335       6.384       6.368       6.319       6.303       6.287
    100-06         6.329       6.380       6.363       6.312       6.296       6.280
    100-06+        6.323       6.376       6.358       6.306       6.289       6.272
    100-07         6.317       6.372       6.353       6.299       6.282       6.264
    100-07+        6.311       6.368       6.349       6.293       6.274       6.257

First Payment      1.894       2.811       2.394       1.728       1.561       1.478
Average Life       2.955       4.471       3.814       2.662       2.425       2.230
Last Payment       4.061       6.228       5.311       3.644       3.311       3.061
Mod.Dur. @ 100-00  2.603       3.751       3.268       2.367       2.173       2.011

BOND A2 AAA/Aaa CLASS

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $10,000,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.565%                                 ucfcmh74                             FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $10,000,000.00                 BOND A3 BE-YIELD TABLE                     YIELD TABLE DATE: 12/23/97

                                                    PREPAYMENT SPEED
           PRICING SPEED

                 175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-23+        6.658       6.657       6.657       6.658       6.658       6.659
     99-24         6.654       6.654       6.654       6.654       6.654       6.654
     99-24+        6.650       6.652       6.651       6.650       6.649       6.649
     99-25         6.647       6.649       6.648       6.646       6.645       6.644

     99-25+        6.643       6.647       6.645       6.641       6.640       6.639
     99-26         6.639       6.644       6.642       6.637       6.635       6.634
     99-26+        6.635       6.641       6.639       6.633       6.631       6.629
     99-27         6.632       6.639       6.636       6.629       6.626       6.624

     99-27+        6.628       6.636       6.633       6.625       6.622       6.619
     99-28         6.624       6.633       6.630       6.620       6.617       6.614
     99-28+        6.620       6.631       6.627       6.616       6.613       6.609
     99-29         6.617       6.628       6.624       6.612       6.608       6.604
     99-29+        6.613       6.625       6.621       6.608       6.603       6.599
     99-30         6.609       6.623       6.618       6.604       6.599       6.594
     99-30+        6.605       6.620       6.615       6.599       6.594       6.589
     99-31         6.602       6.617       6.612       6.595       6.590       6.584

     99-31+        6.598       6.615       6.609       6.591       6.585       6.579
    100-00         6.594       6.612       6.606       6.587       6.581       6.574
    100-00+        6.590       6.610       6.604       6.583       6.576       6.570
    100-01         6.587       6.607       6.601       6.578       6.571       6.565
    100-01+        6.583       6.604       6.598       6.574       6.567       6.560
    100-02         6.579       6.602       6.595       6.570       6.562       6.555
    100-02+        6.575       6.599       6.592       6.566       6.558       6.550
    100-03         6.572       6.596       6.589       6.562       6.553       6.545

    100-03+        6.568       6.594       6.586       6.557       6.549       6.540
    100-04         6.564       6.591       6.583       6.553       6.544       6.535
    100-04+        6.560       6.588       6.580       6.549       6.539       6.530
    100-05         6.557       6.586       6.577       6.545       6.535       6.525
    100-05+        6.553       6.583       6.574       6.541       6.530       6.520
    100-06         6.549       6.580       6.571       6.537       6.526       6.515
    100-06+        6.545       6.578       6.568       6.532       6.521       6.510
    100-07         6.542       6.575       6.565       6.528       6.517       6.505

First Payment      4.061       6.228       5.311       3.644       3.311       3.061
Average Life       5.042       7.783       6.648       4.414       3.995       3.654
Last Payment       6.394       9.894       8.561       5.311       4.728       4.311
Mod.Dur. @  99-31+ 4.154       5.890       5.208       3.712       3.405       3.148


BOND A3 AAA/Aaa CLASS

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $20,500,000.00                                                                  DATED DATE: 12/01/97

          COUPON:  6.880%                                 ucfcmh74                             FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $20,500,000.00                 BOND A4 BE-YIELD TABLE                     YIELD TABLE DATE: 12/23/97

                                                  ****  TO CALL  ****

                                                    PREPAYMENT SPEED
          PRICING SPEED

                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-23+        6.979       6.979       6.979       6.979       6.979       6.979
     99-24         6.977       6.977       6.977       6.977       6.977       6.976
     99-24+        6.975       6.976       6.976       6.975       6.974       6.974
     99-25         6.973       6.974       6.974       6.972       6.972       6.971
     99-25+        6.971       6.972       6.972       6.970       6.969       6.968
     99-26         6.969       6.971       6.970       6.968       6.967       6.965
     99-26+        6.967       6.969       6.968       6.966       6.964       6.963
     99-27         6.965       6.967       6.967       6.963       6.962       6.960

     99-27+        6.963       6.966       6.965       6.961       6.959       6.957
     99-28         6.961       6.964       6.963       6.959       6.957       6.955
     99-28+        6.959       6.962       6.961       6.957       6.954       6.952
     99-29         6.957       6.961       6.960       6.954       6.952       6.949
     99-29+        6.955       6.959       6.958       6.952       6.949       6.947
     99-30         6.952       6.957       6.956       6.950       6.947       6.944
     99-30+        6.950       6.956       6.954       6.948       6.945       6.941
     99-31         6.948       6.954       6.952       6.945       6.942       6.938

     99-31+        6.946       6.953       6.951       6.943       6.940       6.936
    100-00         6.944       6.951       6.949       6.941       6.937       6.933
    100-00+        6.942       6.949       6.947       6.939       6.935       6.930
    100-01         6.940       6.948       6.945       6.937       6.932       6.928
    100-01+        6.938       6.946       6.944       6.934       6.930       6.925
    100-02         6.936       6.944       6.942       6.932       6.927       6.922
    100-02+        6.934       6.943       6.940       6.930       6.925       6.920
    100-03         6.932       6.941       6.938       6.928       6.922       6.917

    100-03+        6.930       6.939       6.937       6.925       6.920       6.914
    100-04         6.928       6.938       6.935       6.923       6.918       6.912
    100-04+        6.926       6.936       6.933       6.921       6.915       6.909
    100-05         6.924       6.934       6.931       6.919       6.913       6.906
    100-05+        6.922       6.933       6.929       6.916       6.910       6.903
    100-06         6.920       6.931       6.928       6.914       6.908       6.901
    100-06+        6.918       6.929       6.926       6.912       6.905       6.898
    100-07         6.916       6.928       6.924       6.910       6.903       6.895

First Payment      6.394       9.894       8.561       5.311       4.728       4.311
Average Life      11.721      16.421      14.669      10.278       9.028       7.965

Last Payment      16.394      21.478      19.644      14.894      13.644      12.561
Mod.Dur. @  99-31+ 7.621       9.372       8.777       6.962       6.338       5.775


BOND A4 AAA/Aaa CLASS

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $7,200,000.00                                                                   DATED DATE: 12/01/97
          COUPON:  7.130%                                 ucfcmh74                             FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $7,200,000.00                   BOND M BE-YIELD TABLE                     YIELD TABLE DATE: 12/23/97

                                                   ****  TO CALL  ****

                                                    PREPAYMENT SPEED
           PRICING SPEED

                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         7.233       7.234       7.233       7.233       7.233       7.232
     99-24+        7.231       7.232       7.231       7.230       7.230       7.230
     99-25         7.228       7.230       7.229       7.228       7.228       7.227
     99-25+        7.226       7.228       7.227       7.226       7.225       7.225
     99-26         7.224       7.226       7.225       7.223       7.223       7.223
     99-26+        7.222       7.224       7.223       7.221       7.221       7.220
     99-27         7.219       7.223       7.222       7.219       7.218       7.218
     99-27+        7.217       7.221       7.220       7.216       7.216       7.215

     99-28         7.215       7.219       7.218       7.214       7.213       7.213
     99-28+        7.213       7.217       7.216       7.212       7.211       7.210
     99-29         7.211       7.215       7.214       7.210       7.209       7.208
     99-29+        7.208       7.213       7.212       7.207       7.206       7.205
     99-30         7.206       7.212       7.210       7.205       7.204       7.203
     99-30+        7.204       7.210       7.208       7.203       7.201       7.200
     99-31         7.202       7.208       7.206       7.200       7.199       7.198
     99-31+        7.199       7.206       7.204       7.198       7.197       7.195


    100-00         7.197       7.204       7.202       7.196       7.194       7.193
    100-00+        7.195       7.203       7.200       7.193       7.192       7.190
    100-01         7.193       7.201       7.198       7.191       7.190       7.188
    100-01+        7.191       7.199       7.196       7.189       7.187       7.186
    100-02         7.188       7.197       7.194       7.186       7.185       7.183
    100-02+        7.186       7.195       7.192       7.184       7.182       7.181
    100-03         7.184       7.193       7.190       7.182       7.180       7.178
    100-03+        7.182       7.192       7.188       7.180       7.178       7.176

    100-04         7.179       7.190       7.186       7.177       7.175       7.173
    100-04+        7.177       7.188       7.184       7.175       7.173       7.171
    100-05         7.175       7.186       7.182       7.173       7.170       7.168
    100-05+        7.173       7.184       7.180       7.170       7.168       7.166
    100-06         7.171       7.183       7.179       7.168       7.166       7.163
    100-06+        7.168       7.181       7.177       7.166       7.163       7.161
    100-07         7.166       7.179       7.175       7.163       7.161       7.159
    100-07+        7.164       7.177       7.173       7.161       7.159       7.156

First Payment      5.061       7.311       6.228       5.061       5.061       5.061
Average Life      10.681      14.712      13.074      10.043       9.503       9.033
Last Payment      16.394      21.478      19.644      14.894      13.644      12.561
Mod.Dur. @ 100-00  6.999       8.552       7.956       6.749       6.525       6.320


BOND M AA-/Aa3 9% CLASS

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $6,400,000.00                                                                   DATED DATE: 12/01/97
          COUPON:  7.265%                                 ucfcmh74                             FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $6,400,000.00                  BOND B1 BE-YIELD TABLE                     YIELD TABLE DATE: 12/23/97

                                                      PREPAYMENT SPEED
           PRICING SPEED

                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-23+        7.373       7.373       7.373       7.373       7.373       7.373

     99-24         7.370       7.371       7.371       7.370       7.370       7.369
     99-24+        7.367       7.369       7.368       7.367       7.367       7.366
     99-25         7.364       7.367       7.366       7.364       7.364       7.363
     99-25+        7.361       7.365       7.364       7.361       7.361       7.360
     99-26         7.359       7.363       7.361       7.358       7.358       7.357
     99-26+        7.356       7.360       7.359       7.355       7.355       7.354
     99-27         7.353       7.358       7.356       7.352       7.352       7.351

     99-27+        7.350       7.356       7.354       7.349       7.349       7.348
     99-28         7.347       7.354       7.352       7.347       7.346       7.345
     99-28+        7.344       7.352       7.349       7.344       7.343       7.342
     99-29         7.342       7.349       7.347       7.341       7.340       7.339
     99-29+        7.339       7.347       7.344       7.338       7.337       7.336
     99-30         7.336       7.345       7.342       7.335       7.334       7.333
     99-30+        7.333       7.343       7.339       7.332       7.331       7.330
     99-31         7.330       7.341       7.337       7.329       7.328       7.327

     99-31+        7.328       7.339       7.335       7.326       7.325       7.324
    100-00         7.325       7.336       7.332       7.323       7.322       7.321
    100-00+        7.322       7.334       7.330       7.321       7.319       7.318
    100-01         7.319       7.332       7.327       7.318       7.316       7.315
    100-01+        7.316       7.330       7.325       7.315       7.313       7.312
    100-02         7.313       7.328       7.323       7.312       7.310       7.309
    100-02+        7.311       7.325       7.320       7.309       7.307       7.306
    100-03         7.308       7.323       7.318       7.306       7.304       7.303

    100-03+        7.305       7.321       7.315       7.303       7.302       7.300
    100-04         7.302       7.319       7.313       7.300       7.299       7.297
    100-04+        7.299       7.317       7.311       7.297       7.296       7.294
    100-05         7.297       7.315       7.308       7.295       7.293       7.291
    100-05+        7.294       7.312       7.306       7.292       7.290       7.288
    100-06         7.291       7.310       7.303       7.289       7.287       7.285
    100-06+        7.288       7.308       7.301       7.286       7.284       7.282
    100-07         7.285       7.306       7.299       7.283       7.281       7.279

First Payment      5.061       7.311       6.228       5.061       5.061       5.061
Average Life       7.456      10.752       9.299       7.193       6.978       6.798
Last Payment      10.478      14.811      13.061       9.894       9.478       9.061
Mod.Dur. @  99-31+ 5.519       7.146       6.473       5.378       5.261       5.160


BOND B1 BBB 8% CLASS

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------


     -  UCFCMH74
     -  Cut Off Date of Tape is  12/01/97
     -  FIXED RATE
     -  $65,778,816.79
     -  Mortgage Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,761

Aggregate Unpaid Principal Balance:                $65,778,816.79
Aggregate Original Principal Balance:              $65,862,364.83

Weighted Average Gross Coupon:                             9.713%
Gross Coupon Range:                             6.150% -  14.250%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $37,353.10
Average Original Principal Balance:                    $37,400.55

Maximum Unpaid Principal Balance:                     $160,833.63
Minimum Unpaid Principal Balance:                       $2,484.00

Maximum Original Principal Balance:                   $160,931.12
Minimum Original Principal Balance:                     $5,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         303.707
Stated Rem Term Range:                          25.000 -  360.000

Weighted Average Age :                                      1.203
Age Range:                                       0.000 -   59.000

Weighted Average Original Term:                           304.910
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             86.050 *
Original LTV Range:                             7.570% - 100.000% * excluding 2
                                                                    loans with
                                                                    erroneous
                                                                    Original
                                                                    LTVs.

Weighted Average Current LTV:                              85.951 *

Current LTV Range:                              7.560% - 100.000% * excluding 2
                                                                    loans with
                                                                    erroneous
                                                                    Current
                                                                    LTVs.

New Manufactured Homes:                                    84.04%
Used Manufactured Homes:                                   15.96%


Chattel Contracts:                                         70.27%
Land-and-Home Contracts:                                   29.73%

Primary Residence:                                        100.00%
Other:                                                      0.00%

Purchase:                                                  71.13%
Refinance:                                                 28.87%

Single Wides:                                              32.82%
Double Wides:                                              65.54%
Triple Wides:                                               1.64%

--------------------------------------------------------------------------------

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
--------------------------------------------------------------------------------

                                                  Aggregate      Percent of
                                                   Unpaid        Aggregate
                      Number of  Percent of       Principal      Principal
     State              Loans    Loan Count        Balance        Balance

Alabama                     3       0.17%            156,798.23      0.24
Arizona                     9       0.51%            351,925.36      0.54
Arkansas                   60       3.41%          2,085,063.29      3.17
California                 15       0.85%            246,227.18      0.37
Colorado                   38       2.16%          1,420,007.28      2.16
Delaware                    3       0.17%             39,685.60      0.06
Dist of Col                 1       0.06%            160,833.63      0.24
Florida                   156       8.86%          6,076,779.38      9.24
Georgia                    96       5.45%          3,728,875.05      5.67
Idaho                       1       0.06%              9,861.89      0.01
Illinois                   18       1.02%            710,851.86      1.08
Indiana                    20       1.14%            553,480.41      0.84
Iowa                       22       1.25%            555,893.04      0.85
Kansas                      1       0.06%             59,700.96      0.09
Kentucky                   26       1.48%            636,177.74      0.97
Louisiana                  61       3.46%          2,174,295.76      3.31
Maine                       7       0.40%            303,528.58      0.46
Maryland                    1       0.06%             11,500.00      0.02
Michigan                   31       1.76%            955,032.82      1.45
Minnesota                  60       3.41%          2,043,660.46      3.11
Mississippi                59       3.35%          2,207,534.68      3.36
Missouri                   41       2.33%          1,384,003.42      2.10

New Mexico                 57       3.24%          3,047,636.71      4.63
New York                   29       1.65%            547,510.96      0.83
North Carolina            202      11.47%          7,057,822.79     10.73
North Dakota                2       0.11%             54,773.23      0.08
Ohio                       42       2.39%          1,212,527.53      1.84
Oklahoma                   25       1.42%            921,945.69      1.40
Oregon                     12       0.68%            912,919.56      1.39
Pennsylvania               73       4.15%          1,935,071.38      2.94
South Carolina            269      15.28%         11,798,210.50     17.94
South Dakota                4       0.23%            160,638.04      0.24
Tennessee                  71       4.03%          2,889,105.22      4.39
Texas                     161       9.14%          6,003,578.95      9.13
Utah                        4       0.23%            222,217.88      0.34
Virginia                   12       0.68%            583,290.08      0.89
Washington                  8       0.45%            507,007.10      0.77
West Virginia              23       1.31%            863,447.64      1.31
Wisconsin                  38       2.16%          1,189,396.91      1.81
--------------------------------------------------------------------------------
Total................   1,761      100.00%        65,778,816.79    100.00%
================================================================================

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            CURRENT MORTGAGE LOAN AMOUNTS

                                                                                                Aggregate Percentage of
             Current                                              Number of                      Unpaid     Aggregate
          Mortgage Loan                                           Mortgage      Percent of      Principal   Principal
        Principal Balance                                           Loans       Loan Count       Balance     Balance

      0 (less than) Balance (less than or equal to)   5,000            6           0.34            27,364.00   0.04
  5,000 (less than) Balance (less than or equal to)  10,000           94           5.34           742,742.25   1.13
 10,000 (less than) Balance (less than or equal to)  15,000          154           8.75         1,893,117.07   2.88
 15,000 (less than) Balance (less than or equal to)  20,000          133           7.55         2,327,786.08   3.54
 20,000 (less than) Balance (less than or equal to)  25,000          148           8.40         3,335,648.21   5.07
 25,000 (less than) Balance (less than or equal to)  30,000          170           9.65         4,686,673.90   7.12
 30,000 (less than) Balance (less than or equal to)  35,000          230          13.06         7,454,179.64  11.33
 35,000 (less than) Balance (less than or equal to)  40,000          147           8.35         5,509,306.52   8.38
 40,000 (less than) Balance (less than or equal to)  45,000          125           7.10         5,303,692.71   8.06
 45,000 (less than) Balance (less than or equal to)  50,000          132           7.50         6,276,273.47   9.54
 50,000 (less than) Balance (less than or equal to)  55,000           96           5.45         5,047,857.65   7.67
 55,000 (less than) Balance (less than or equal to)  60,000           92           5.22         5,303,601.13   8.06
 60,000 (less than) Balance (less than or equal to)  65,000           62           3.52         3,865,271.86   5.88
 65,000 (less than) Balance (less than or equal to)  70,000           43           2.44         2,890,487.51   4.39

 70,000 (less than) Balance (less than or equal to)  75,000           32           1.82         2,310,106.52   3.51
 75,000 (less than) Balance (less than or equal to)  80,000           18           1.02         1,396,233.21   2.12
 80,000 (less than) Balance (less than or equal to)  85,000           22           1.25         1,799,609.84   2.74
 85,000 (less than) Balance (less than or equal to)  90,000           20           1.14         1,740,441.23   2.65
 90,000 (less than) Balance (less than or equal to)  95,000           16           0.91         1,491,690.38   2.27
 95,000 (less than) Balance (less than or equal to) 100,000            7           0.40           684,196.27   1.04
100,000 (less than) Balance (less than or equal to) 105,000            1           0.06           101,806.06   0.15
105,000 (less than) Balance (less than or equal to) 110,000            5           0.28           541,354.24   0.82
110,000 (less than) Balance (less than or equal to) 115,000            2           0.11           222,735.91   0.34
115,000 (less than) Balance (less than or equal to) 120,000            1           0.06           115,569.63   0.18
120,000 (less than) Balance (less than or equal to) 125,000            1           0.06           120,798.73   0.18
125,000 (less than) Balance (less than or equal to) 130,000            1           0.06           127,730.51   0.19
140,000 (less than) Balance (less than or equal to) 145,000            1           0.06           142,861.94   0.22
155,000 (less than) Balance (less than or equal to) 160,000            1           0.06           158,846.69   0.24
160,000 (less than) Balance (less than or equal to) 165,000            1           0.06           160,833.63   0.24
--------------------------------------------------------------------------------------------------------------------
Total......................................................        1,761         100.00       $65,778,816.79 100.00%
====================================================================================================================

                                  LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------

                                                                                               Aggregate    Percent of
                                                                                                Unpaid      Aggregate
        Loan-To-Value                                             Number of   Percent of       Principal    Principal
            Ratio                                                  Loans      Loan Count        Balance      Balance

 0.000 (less than) LTV (less than or equal to)   5.000                1       0.06             48,436.34      0.07
 5.000 (less than) LTV (less than or equal to)  10.000                2       0.06             16,081.56      0.02
15.000 (less than) LTV (less than or equal to)  20.000                3       0.17             20,831.33      0.03
20.000 (less than) LTV (less than or equal to)  25.000                4       0.23             20,465.41      0.03
25.000 (less than) LTV (less than or equal to)  30.000                7       0.40             50,837.88      0.08
30.000 (less than) LTV (less than or equal to)  35.000                8       0.45             72,969.66      0.11
35.000 (less than) LTV (less than or equal to)  40.000               17       0.97            216,093.13      0.33
40.000 (less than) LTV (less than or equal to)  45.000               18       1.02            234,316.45      0.36
45.000 (less than) LTV (less than or equal to)  50.000               27       1.53            334,725.43      0.51
50.000 (less than) LTV (less than or equal to)  55.000               26       1.48            372,637.87      0.57
55.000 (less than) LTV (less than or equal to)  60.000               30       1.70            456,543.06      0.69
60.000 (less than) LTV (less than or equal to)  65.000               45       2.56            907,767.94      1.38
65.000 (less than) LTV (less than or equal to)  70.000               67       3.80          1,572,112.87      2.39
70.000 (less than) LTV (less than or equal to)  75.000               73       4.15          2,033,092.30      3.09
75.000 (less than) LTV (less than or equal to)  80.000              241      13.69          7,027,604.42     10.68
80.000 (less than) LTV (less than or equal to)  85.000              263      14.93          9,721,171.30     14.78
85.000 (less than) LTV (less than or equal to)  90.000              515      29.24         20,537,265.37     31.22
90.000 (less than) LTV (less than or equal to)  95.000              287      16.30         14,456,908.95     21.98
95.000 (less than) LTV (less than or equal to) 100.000              127       7.21          7,624,391.61     11.59
                   LTV (greater than)          100.000                1       0.06             54,563.91      0.08
-------------------------------------------------------------------------------------------------------------------
Total.................................................            1,761     100.00%        65,778,816.79    100.00%
===================================================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
     TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL
     INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                     GROSS COUPON

                                                                                                            Percentage of
                                                                                             Aggregate      Cut-Off Date
                                                                  Number of                    Unpaid       Aggregate
                                                                  Mortgage      Percent of    Principal     Principal
         Gross Coupon                                               Loans       Loan Count     Balance       Balance

 6.00% (less than) Gross Cpn (less than or equal to)  6.50%            6           0.34       525,163.57       0.80
 6.50% (less than) Gross Cpn (less than or equal to)  7.00%           45           2.56     3,618,813.33       5.50
 7.00% (less than) Gross Cpn (less than or equal to)  7.50%           47           2.67     3,491,985.23       5.31
 7.50% (less than) Gross Cpn (less than or equal to)  8.00%           54           3.07     2,808,750.13       4.27
 8.00% (less than) Gross Cpn (less than or equal to)  8.50%          141           8.01     7,831,245.22      11.91
 8.50% (less than) Gross Cpn (less than or equal to)  9.00%          126           7.16     6,094,495.55       9.27
 9.00% (less than) Gross Cpn (less than or equal to)  9.50%           97           5.51     5,070,890.12       7.71
 9.50% (less than) Gross Cpn (less than or equal to) 10.00%          147           8.35     5,998,222.74       9.12
10.00% (less than) Gross Cpn (less than or equal to) 10.50%          256          14.54    10,428,746.75      15.85
10.50% (less than) Gross Cpn (less than or equal to) 11.00%          287          16.30     9,166,272.90      13.93
11.00% (less than) Gross Cpn (less than or equal to) 11.50%           93           5.28     2,904,980.60       4.42
11.50% (less than) Gross Cpn (less than or equal to) 12.00%          114           6.47     2,413,625.89       3.67
12.00% (less than) Gross Cpn (less than or equal to) 12.50%          188          10.68     3,132,597.68       4.76
12.50% (less than) Gross Cpn (less than or equal to) 13.00%          137           7.78     1,932,530.00       2.94
13.00% (less than) Gross Cpn (less than or equal to) 13.50%           18           1.02       266,247.59       0.40
13.50% (less than) Gross Cpn (less than or equal to) 14.00%            4           0.23        64,478.49       0.10
14.00% (less than) Gross Cpn (less than or equal to) 14.50%            1           0.06        29,771.00       0.05
---------------------------------------------------------------------------------------------------------------------
Total.....................................................         1,761         100.00     65,778,816.79 100.00
=====================================================================================================================






                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
                 TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL
                 INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                 PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                                     REMAINING TERM

  -------------------------------------------------------------------------------------------------------------------

                                                                                          Aggregate        Percent of
                                                                                           Unpaid          Aggregate
                                                                 Number of Percent of     Principal        Principal
         Rem Term                                                  Loan    Loan Count      Balance          Balance
 24 (less than) Rem Term  (less than or equal to)   36                 1       0.06          2,484.00          0.00
 48 (less than) Rem Term  (less than or equal to)   60                79       4.49        652,889.65          0.99
 60 (less than) Rem Term  (less than or equal to)   72                 2       0.11         22,289.52          0.03
 72 (less than) Rem Term  (less than or equal to)   84                70       3.98        874,934.11          1.33
 84 (less than) Rem Term  (less than or equal to)   96                 3       0.17         34,444.50          0.05
 96 (less than) Rem Term  (less than or equal to)  108                 1       0.06         15,819.56          0.02
108 (less than) Rem Term  (less than or equal to)  120               109       6.19      1,659,882.67          2.52
132 (less than) Rem Term  (less than or equal to)  144                41       2.33        672,258.78          1.02
168 (less than) Rem Term  (less than or equal to)  180               212      12.04      4,907,253.51          7.46
216 (less than) Rem Term  (less than or equal to)  228                 2       0.11         66,611.99          0.10
228 (less than) Rem Term  (less than or equal to)  240               239      13.57      7,701,484.90         11.71
276 (less than) Rem Term  (less than or equal to)  288                 3       0.17        146,010.45          0.22
288 (less than) Rem Term  (less than or equal to)  300               380      21.58     13,316,397.63         20.24
300 (less than) Rem Term  (less than or equal to)  312                 1       0.06         59,232.59          0.09
312 (less than) Rem Term  (less than or equal to)  324                 1       0.06         70,087.95          0.11
324 (less than) Rem Term  (less than or equal to)  336                 1       0.06         56,672.36          0.09
336 (less than) Rem Term  (less than or equal to)  348                11       0.62        778,524.22          1.18
348 (less than) Rem Term  (less than or equal to)  360               605      34.36     34,741,538.40         52.82
--------------------------------------------------------------------------------------------------------------------
Total................................................              1,761     100.00%    65,778,816.79        100.00%
====================================================================================================================

                                     ORIGINAL TERM

  ------------------------------------------------------------------------------------------------------------------

                                                                                           Aggregate        Percent of
                                                                                            Unpaid          Aggregate
                                                                  Number of Percent of     Principal        Principal
      Original Term                                                 Loan    Loan Count      Balance          Balance
 48 (less than) Orig Term  (less than or equal to)   60               80       4.54        655,373.65          1.00
 60 (less than) Orig Term  (less than or equal to)   72                1       0.06          9,000.00          0.01
 72 (less than) Orig Term  (less than or equal to)   84               70       3.98        874,934.11          1.33
 84 (less than) Orig Term  (less than or equal to)   96                3       0.17         34,444.50          0.05
 96 (less than) Orig Term  (less than or equal to)  108                1       0.06         15,819.56          0.02
108 (less than) Orig Term  (less than or equal to)  120              110       6.25      1,673,172.19          2.54

132 (less than) Orig Term  (less than or equal to)  144               41       2.33        672,258.78          1.02
168 (less than) Orig Term  (less than or equal to)  180              212      12.04      4,907,253.51          7.46
228 (less than) Orig Term  (less than or equal to)  240              241      13.69      7,768,096.89         11.81
288 (less than) Orig Term  (less than or equal to)  300              383      21.75     13,462,408.08         20.47
348 (less than) Orig Term  (less than or equal to)  360              619      35.15     35,706,055.52         54.28
---------------------------------------------------------------------------------------------------------------------
Total..................................................            1,761     100.00%    65,778,816.79        100.00%
=====================================================================================================================

                                     AGE IN MONTHS

  -------------------------------------------------------------------------------------------------------------------

                                                                                      Aggregate        Percent of
                                                                                       Unpaid          Aggregate
                                                              Number of Percent of     Principal        Principal
         Age                                                    Loans   Loan Count      Balance          Balance
  0 (less than) Age  (less than or equal to)    6                  1,720      97.67     63,720,360.83         96.87
  6 (less than) Age  (less than or equal to)   12                     26       1.48      1,237,726.88          1.88
 12 (less than) Age  (less than or equal to)   18                      6       0.34        427,717.71          0.65
 18 (less than) Age  (less than or equal to)   24                      4       0.23        191,244.95          0.29
 24 (less than) Age  (less than or equal to)   30                      1       0.06         56,672.36          0.09
 30 (less than) Age  (less than or equal to)   36                      1       0.06          2,484.00          0.00
 36 (less than) Age  (less than or equal to)   42                      1       0.06         70,087.95          0.11
 48 (less than) Age  (less than or equal to)   54                      1       0.06         59,232.59          0.09
 54 (less than) Age  (Less than or equal to)   60                      1       0.06         13,289.52          0.02
--------------------------------------------------------------------------------------------------------------------
Total................................................              1,761     100.00%    65,778,816.79        100.00%
====================================================================================================================

                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL
                 TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL
                 INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                 PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                            UCFC Funding Corporation

      Manufactured Housing Contract Pass-Through Certificates Series 1997-4

Title of Certificates:  Manufactured Housing Contract Pass-Through Certificates,
                        Series 1997-4

Offered Certificates:   The Class A-1, Class A-2, Class A-3 and
                        Class A-4 Certificates (collectively, the "Senior
                        Certificates"), the Class M and the Class B-1
                        Certificates.

Depositor:              UCFC Funding Corporation, a Louisiana corporation.

Servicer:               United Companies Lending Corporation, a Louisiana
                        corporation, an indirect, wholly-owned subsidiary of United Companies Financial Corporation.

Trustee:                Bankers Trust Company of California, N.A.

Lead Manager:           Prudential Securities Incorporated
Co-Manager:             Credit Suisse First Boston

                      Class      Class      Class      Class      Class      Class       | *Class
                        A1         A2         A3         A4         M          B1        |    B2

                                                                                         |
Amount(000):           14,000     16,300     10,000     20,500      7,200      6,400     |     5,600
                                                                                         |
**Coupon:   1M LIBOR + 16         6.480      6.585      6.995      7.095      7.405      |     n/a
                                                                                         |
Approx. Price:         100-0      100-0      100-0      100-0      100-0      100-0      |     n/a
                                                                                         |
Yield:                 n/a        6.471      6.614      7.062      7.161      7.468      |     n/a
                                                                                         |
Spread:                16         74/3yr     83/5yr     120/10yr   130/10yr   163        |     n/a
                                                                                         |
Avg Life:              0.99       2.93       4.99       12.37      11.26      7.44       |     n/a
                                                                                         |
Avg Life to Call:      0.99       2.93       4.99       11.66      10.66      7.44       |     n/a
                                                                                         |
1st Prin. Pmt:         01/15/98   11/15/99   01/15/02   04/15/04   01/15/03   01/15/03   |     n/a
                                                                                         |
Exp Mat:               11/15/99   01/15/02   04/15/04   10/15/21   10/15/21   06/15/08   |     n/a
                                                                                         |
To 10% Call:           11/15/99   01/15/02   04/15/04   05/15/14   05/15/14   06/15/08   |     n/a
                                                                                         |
Final Mat:             10/15/06   05/15/13   10/15/17   04/15/29   04/15/29   11/15/21   |     n/a
                                                                                         |

Pymt Delay:            0 Days     14 Days    14 Days    14 Days    14 Days    14 Days    |     n/a
                                                                                         |
Dated Date:            12/22/97   12/1/97    12/1/97    12/1/97    12/1/97    12/1/97    |     n/a
                                                                                         |
Int. Pymt:             Monthly    Monthly    Monthly    Monthly    Monthly    Monthly    |     n/a
                                                                                         |
1st Int. Pymt Date:    01/15/98   01/15/98   01/15/98   01/15/98   01/15/98   01/15/98   |     n/a
                                                                                         |
Rating:                Aaa/AAA    Aaa/AAA    Aaa/AAA     Aaa/AAA   Aa3/AA-    Baa2/BBB   |     n/a
(Moody's/Fitch)

*   NOTE:  THE CLASS B-2 CERTIFICATES ARE NOT BEING OFFERED **

** PAYMENT OF INTEREST EACH MONTH ON ALL CLASSES OF CERTIFICATES IS SUBJECT TO A MAXIMUM RATE EQUAL TO THE WEIGHTED AVERAGE OF THE NET CONTRACT RATES (DEFINED BELOW) RELATING TO SUCH REMITTANCE DATE.

Pricing Date:            TBD

Closing Date:            Settlement with Investors will be on or about December
                         23, 1997.

Cut-Off Date:            The opening of business on December 1, 1997.

Prepayment Speed:        175% MHP

Net Contract Rate:       The Net Contract Rate of a Contract equals the rate of
                         interest then borne by such Contract minus 0.515% per annum (the "Expense Fee Rate")

Remittance Date:         The 15th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning in January, 1998.

Interest Accrual:        The initial interest accrual period
                         on the Class A-1 Certificates will be from December 22 until January 14th (initial coupon set on December 19).
                         In future periods, interest will accrue on the Class
                         A-1 Certificates at the applicable Pass-Through Rate from the preceeding Disbribution Date to and including the day prior to the current Distribution Date.
                         Interest on the Class A-1 Certificates will be calculated on an actual/360 basis.

                         The Interest Accrual Period on the other offered Certificates will be the calendar month preceding the month of such Remittance Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Originators:             The Contracts were, and any Subsequent Contracts will
                         have been, originated or purchased by United Companies
                         Funding, Inc. ("UCFI"), United Companies or UNICOR

                         Mortgage, Inc. ("UNICOR," and collectively with UCFI and United Companies, the "Originators") Each Originator is a Louisiana corporation and an affiliate of the Depositor.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $14,000,000.00                                                                  DATED DATE: 12/22/97
  CURRENT COUPON:  6.125%                                 ucfcmh74                             FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $14,000,000.00            BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 12/23/97


                        ASSUMED CONSTANT LIBOR-1M 5.9648

           PRICING SPEED

                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24        41.977      33.800      36.572      39.297      44.659      47.326      50.024
     99-24+       40.350      32.686      35.284      37.838      42.864      45.364      47.894
     99-25        38.724      31.571      33.996      36.380      41.070      43.403      45.764
     99-25+       37.098      30.457      32.708      34.921      39.276      41.442      43.634
     99-26        35.472      29.343      31.421      33.463      37.483      39.482      41.505
     99-26+       33.847      28.230      30.134      32.006      35.690      37.522      39.376
     99-27        32.222      27.116      28.847      30.549      33.897      35.563      37.248
     99-27+       30.598      26.003      27.560      29.092      32.105      33.604      35.120

     99-28        28.974      24.890      26.274      27.635      30.313      31.645      32.993
     99-28+       27.350      23.777      24.988      26.179      28.522      29.687      30.866
     99-29        25.726      22.665      23.703      24.723      26.731      27.729      28.739
     99-29+       24.103      21.553      22.417      23.267      24.940      25.772      26.613
     99-30        22.481      20.441      21.132      21.812      23.150      23.815      24.488
     99-30+       20.858      19.329      19.847      20.357      21.360      21.858      22.363
     99-31        19.236      18.218      18.563      18.902      19.570      19.902      20.239
     99-31+       17.614      17.106      17.279      17.448      17.781      17.947      18.115

    100-00        15.993      15.995      15.995      15.994      15.992      15.992      15.991
    100-00+       14.372      14.885      14.711      14.540      14.204      14.037      13.868
    100-01        12.752      13.774      13.427      13.087      12.416      12.083      11.745
    100-01+       11.131      12.664      12.144      11.634      10.629      10.129       9.623
    100-02         9.511      11.554      10.861      10.181       8.842       8.175       7.502
    100-02+        7.892      10.444       9.579       8.728       7.055       6.222       5.380
    100-03         6.273       9.334       8.296       7.276       5.268       4.270       3.260
    100-03+        4.654       8.225       7.014       5.824       3.482       2.318       1.139


First Payment      0.061       0.061       0.061       0.061       0.061       0.061       0.061
Average Life       0.992       1.473       1.265       1.110       0.896       0.817       0.750
Last Payment       1.894       2.811       2.394       2.144       1.728       1.561       1.394
Mod.Dur. @ 100-00  0.927       1.351       1.170       1.033       0.840       0.768       0.707


BOND A1 Floating Rate CLASS



  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $16,300,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.480%                                 ucfcmh74                             FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $16,300,000.00                 BOND A2 BE-YIELD TABLE                     YIELD TABLE DATE: 12/23/97

                                PREPAYMENT SPEED

           PRICING SPEED

                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24         6.567       6.567       6.567       6.567       6.567       6.567       6.567
     99-24+        6.561       6.563       6.563       6.562       6.560       6.560       6.559
     99-25         6.555       6.559       6.558       6.556       6.554       6.553       6.551
     99-25+        6.549       6.555       6.553       6.551       6.547       6.545       6.543
     99-26         6.543       6.551       6.548       6.546       6.541       6.538       6.536
     99-26+        6.537       6.546       6.543       6.540       6.534       6.531       6.528
     99-27         6.531       6.542       6.538       6.535       6.527       6.524       6.520
     99-27+        6.525       6.538       6.534       6.529       6.521       6.516       6.512

     99-28         6.519       6.534       6.529       6.524       6.514       6.509       6.504
     99-28+        6.513       6.530       6.524       6.518       6.507       6.502       6.497
     99-29         6.507       6.525       6.519       6.513       6.501       6.495       6.489
     99-29+        6.501       6.521       6.514       6.508       6.494       6.487       6.481
     99-30         6.495       6.517       6.510       6.502       6.487       6.480       6.473
     99-30+        6.489       6.513       6.505       6.497       6.481       6.473       6.465
     99-31         6.483       6.509       6.500       6.491       6.474       6.466       6.457
     99-31+        6.477       6.505       6.495       6.486       6.467       6.458       6.450

    100-00         6.471       6.500       6.490       6.480       6.461       6.451       6.442
    100-00+        6.465       6.496       6.486       6.475       6.454       6.444       6.434
    100-01         6.458       6.492       6.481       6.470       6.448       6.437       6.426

    100-01+        6.452       6.488       6.476       6.464       6.441       6.430       6.418
    100-02         6.446       6.484       6.471       6.459       6.434       6.422       6.411
    100-02+        6.440       6.479       6.466       6.453       6.428       6.415       6.403
    100-03         6.434       6.475       6.462       6.448       6.421       6.408       6.395
    100-03+        6.428       6.471       6.457       6.442       6.414       6.401       6.387

    100-04         6.422       6.467       6.452       6.437       6.408       6.393       6.379
    100-04+        6.416       6.463       6.447       6.432       6.401       6.386       6.372
    100-05         6.410       6.458       6.442       6.426       6.395       6.379       6.364
    100-05+        6.404       6.454       6.438       6.421       6.388       6.372       6.356
    100-06         6.398       6.450       6.433       6.415       6.381       6.365       6.348
    100-06+        6.392       6.446       6.428       6.410       6.375       6.357       6.340
    100-07         6.386       6.442       6.423       6.405       6.368       6.350       6.333
    100-07+        6.380       6.438       6.418       6.399       6.361       6.343       6.325

First Payment      1.894       2.811       2.394       2.144       1.728       1.561       1.394
Average Life       2.931       4.427       3.780       3.300       2.640       2.404       2.211
Last Payment       4.061       6.144       5.228       4.561       3.644       3.311       3.061
Mod.Dur. @ 100-00  2.580       3.713       3.237       2.870       2.346       2.154       1.993

BOND A2 AAA/Aaa CLASS

       THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $10,000,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.585%                                 ucfcmh74                             FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $10,000,000.00                 BOND A3 BE-YIELD TABLE                     YIELD TABLE DATE: 12/23/97

                                PREPAYMENT SPEED

           PRICING SPEED

                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24         6.674       6.675       6.675       6.675       6.674       6.674       6.674
     99-24+        6.671       6.672       6.672       6.671       6.670       6.670       6.669
     99-25         6.667       6.670       6.669       6.668       6.666       6.665       6.664

     99-25+        6.663       6.667       6.666       6.665       6.662       6.660       6.659
     99-26         6.659       6.664       6.663       6.661       6.657       6.656       6.654
     99-26+        6.656       6.662       6.660       6.658       6.653       6.651       6.649
     99-27         6.652       6.659       6.657       6.654       6.649       6.646       6.644
     99-27+        6.648       6.656       6.654       6.651       6.645       6.642       6.639

     99-28         6.644       6.654       6.651       6.648       6.640       6.637       6.634
     99-28+        6.640       6.651       6.648       6.644       6.636       6.633       6.629
     99-29         6.637       6.648       6.645       6.641       6.632       6.628       6.624
     99-29+        6.633       6.646       6.642       6.638       6.628       6.623       6.619
     99-30         6.629       6.643       6.639       6.634       6.624       6.619       6.614
     99-30+        6.625       6.640       6.636       6.631       6.619       6.614       6.609
     99-31         6.621       6.638       6.633       6.627       6.615       6.610       6.604
     99-31+        6.618       6.635       6.630       6.624       6.611       6.605       6.599

    100-00         6.614       6.632       6.627       6.621       6.607       6.600       6.594
    100-00+        6.610       6.630       6.624       6.617       6.602       6.596       6.589
    100-01         6.606       6.627       6.621       6.614       6.598       6.591       6.584
    100-01+        6.603       6.624       6.618       6.611       6.594       6.587       6.579
    100-02         6.599       6.622       6.615       6.607       6.590       6.582       6.574
    100-02+        6.595       6.619       6.612       6.604       6.586       6.577       6.569
    100-03         6.591       6.616       6.609       6.601       6.581       6.573       6.564
    100-03+        6.587       6.614       6.606       6.597       6.577       6.568       6.559

    100-04         6.584       6.611       6.603       6.594       6.573       6.564       6.554
    100-04+        6.580       6.608       6.600       6.591       6.569       6.559       6.549
    100-05         6.576       6.606       6.597       6.587       6.564       6.554       6.545
    100-05+        6.572       6.603       6.594       6.584       6.560       6.550       6.540
    100-06         6.569       6.600       6.591       6.580       6.556       6.545       6.535
    100-06+        6.565       6.598       6.588       6.577       6.552       6.541       6.530
    100-07         6.561       6.595       6.585       6.574       6.548       6.536       6.525
    100-07+        6.557       6.592       6.582       6.570       6.543       6.531       6.520

First Payment      4.061       6.144       5.228       4.561       3.644       3.311       3.061
Average Life       4.993       7.713       6.604       5.749       4.380       3.968       3.629
Last Payment       6.311       9.811       8.478       7.394       5.228       4.644       4.228
Mod.Dur. @ 100-00  4.118       5.845       5.176       4.628       3.686       3.383       3.128

BOND A3 AAA/Aaa CLASS

    THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $20,500,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.995%                                 ucfcmh74                             FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $20,500,000.00                 BOND A4 BE-YIELD TABLE                     YIELD TABLE DATE: 12/23/97

                                                   ****  TO CALL  ****

                                PREPAYMENT SPEED

           PRICING SPEED

                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.095       7.095       7.095       7.095       7.094       7.094       7.094
     99-24+        7.093       7.094       7.093       7.093       7.092       7.092       7.091
     99-25         7.091       7.092       7.092       7.091       7.090       7.089       7.088
     99-25+        7.089       7.090       7.090       7.089       7.088       7.087       7.086
     99-26         7.086       7.089       7.088       7.087       7.085       7.084       7.083
     99-26+        7.084       7.087       7.086       7.085       7.083       7.082       7.080
     99-27         7.082       7.085       7.084       7.083       7.081       7.079       7.077
     99-27+        7.080       7.084       7.083       7.082       7.079       7.077       7.075

     99-28         7.078       7.082       7.081       7.080       7.076       7.074       7.072
     99-28+        7.076       7.080       7.079       7.078       7.074       7.072       7.069
     99-29         7.074       7.079       7.077       7.076       7.072       7.069       7.067
     99-29+        7.072       7.077       7.075       7.074       7.070       7.067       7.064
     99-30         7.070       7.075       7.074       7.072       7.067       7.064       7.061
     99-30+        7.068       7.074       7.072       7.070       7.065       7.062       7.058
     99-31         7.066       7.072       7.070       7.068       7.063       7.059       7.056
     99-31+        7.064       7.070       7.068       7.066       7.061       7.057       7.053

    100-00         7.062       7.068       7.067       7.064       7.058       7.054       7.050
    100-00+        7.060       7.067       7.065       7.062       7.056       7.052       7.047
    100-01         7.058       7.065       7.063       7.061       7.054       7.049       7.045
    100-01+        7.056       7.063       7.061       7.059       7.052       7.047       7.042
    100-02         7.053       7.062       7.059       7.057       7.049       7.044       7.039
    100-02+        7.051       7.060       7.058       7.055       7.047       7.042       7.037
    100-03         7.049       7.058       7.056       7.053       7.045       7.040       7.034
    100-03+        7.047       7.057       7.054       7.051       7.042       7.037       7.031

    100-04         7.045       7.055       7.052       7.049       7.040       7.035       7.028
    100-04+        7.043       7.053       7.050       7.047       7.038       7.032       7.026
    100-05         7.041       7.052       7.049       7.045       7.036       7.030       7.023
    100-05+        7.039       7.050       7.047       7.043       7.033       7.027       7.020
    100-06         7.037       7.048       7.045       7.041       7.031       7.025       7.018
    100-06+        7.035       7.047       7.043       7.040       7.029       7.022       7.015
    100-07         7.033       7.045       7.042       7.038       7.027       7.020       7.012
    100-07+        7.031       7.043       7.040       7.036       7.024       7.017       7.009

First Payment      6.311       9.811       8.478       7.394       5.228       4.644       4.228

Average Life      11.656      16.429      14.655      13.113      10.215       8.970       7.912
Last Payment      16.394      21.644      19.728      17.978      14.894      13.644      12.561
Mod.Dur. @ 100-00  7.541       9.290       8.701       8.135       6.888       6.272       5.717

BOND A4 AAA/Aaa CLASS

       THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $7,200,000.00                                                                   DATED DATE: 12/01/97
          COUPON:  7.095%                                 ucfcmh74                             FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $7,200,000.00                   BOND M BE-YIELD TABLE                     YIELD TABLE DATE: 12/23/97

                                                    ****  TO CALL  ****

                                PREPAYMENT SPEED

           PRICING SPEED

                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.197       7.198       7.197       7.197       7.197       7.197       7.197
     99-24+        7.195       7.196       7.195       7.195       7.195       7.194       7.194
     99-25         7.192       7.194       7.193       7.193       7.192       7.192       7.192
     99-25+        7.190       7.192       7.192       7.191       7.190       7.190       7.189
     99-26         7.188       7.190       7.190       7.189       7.188       7.187       7.187
     99-26+        7.186       7.189       7.188       7.187       7.185       7.185       7.184
     99-27         7.184       7.187       7.186       7.185       7.183       7.182       7.182
     99-27+        7.181       7.185       7.184       7.182       7.181       7.180       7.179

     99-28         7.179       7.183       7.182       7.180       7.178       7.178       7.177
     99-28+        7.177       7.181       7.180       7.178       7.176       7.175       7.174
     99-29         7.175       7.179       7.178       7.176       7.174       7.173       7.172
     99-29+        7.172       7.178       7.176       7.174       7.171       7.170       7.169
     99-30         7.170       7.176       7.174       7.172       7.169       7.168       7.167
     99-30+        7.168       7.174       7.172       7.170       7.167       7.166       7.165
     99-31         7.166       7.172       7.170       7.168       7.165       7.163       7.162
     99-31+        7.164       7.170       7.168       7.166       7.162       7.161       7.160


    100-00         7.161       7.168       7.166       7.163       7.160       7.158       7.157
    100-00+        7.159       7.167       7.164       7.161       7.158       7.156       7.155
    100-01         7.157       7.165       7.162       7.159       7.155       7.154       7.152
    100-01+        7.155       7.163       7.160       7.157       7.153       7.151       7.150
    100-02         7.152       7.161       7.158       7.155       7.151       7.149       7.147
    100-02+        7.150       7.159       7.156       7.153       7.148       7.147       7.145
    100-03         7.148       7.158       7.154       7.151       7.146       7.144       7.142
    100-03+        7.146       7.156       7.152       7.149       7.144       7.142       7.140

    100-04         7.144       7.154       7.150       7.147       7.141       7.139       7.137
    100-04+        7.141       7.152       7.148       7.145       7.139       7.137       7.135
    100-05         7.139       7.150       7.146       7.142       7.137       7.135       7.133
    100-05+        7.137       7.149       7.145       7.140       7.135       7.132       7.130
    100-06         7.135       7.147       7.143       7.138       7.132       7.130       7.128
    100-06+        7.133       7.145       7.141       7.136       7.130       7.128       7.125
    100-07         7.130       7.143       7.139       7.134       7.128       7.125       7.123
    100-07+        7.128       7.141       7.137       7.132       7.125       7.123       7.120

First Payment      5.061       7.228       6.144       5.394       5.061       5.061       5.061
Average Life      10.664      14.690      13.019      11.636      10.028       9.491       9.023
Last Payment      16.394      21.644      19.728      17.978      14.894      13.644      12.561
Mod.Dur. @ 100-00  7.004       8.554       7.945       7.399       6.754       6.530       6.325

BOND M AA-/Aa3 9% CLASS

                 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $6,400,000.00                                                                   DATED DATE: 12/01/97
          COUPON:  7.405%                                 ucfcmh74                             FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $6,400,000.00                  BOND B1 BE-YIELD TABLE                     YIELD TABLE DATE: 12/23/97

                                PREPAYMENT SPEED

           PRICING SPEED

                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24         7.513       7.515       7.514       7.514       7.513       7.513       7.513
     99-24+        7.510       7.513       7.512       7.511       7.510       7.510       7.510
     99-25         7.507       7.510       7.509       7.508       7.507       7.507       7.507
     99-25+        7.505       7.508       7.507       7.506       7.504       7.504       7.504
     99-26         7.502       7.506       7.504       7.503       7.501       7.501       7.501
     99-26+        7.499       7.504       7.502       7.500       7.498       7.498       7.498
     99-27         7.496       7.501       7.500       7.498       7.495       7.495       7.494
     99-27+        7.493       7.499       7.497       7.495       7.493       7.492       7.491

     99-28         7.490       7.497       7.495       7.492       7.490       7.489       7.488
     99-28+        7.488       7.495       7.492       7.489       7.487       7.486       7.485
     99-29         7.485       7.493       7.490       7.487       7.484       7.483       7.482
     99-29+        7.482       7.490       7.487       7.484       7.481       7.480       7.479
     99-30         7.479       7.488       7.485       7.481       7.478       7.477       7.476
     99-30+        7.476       7.486       7.482       7.479       7.475       7.474       7.473
     99-31         7.473       7.484       7.480       7.476       7.472       7.471       7.470
     99-31+        7.471       7.482       7.478       7.473       7.469       7.468       7.467

    100-00         7.468       7.479       7.475       7.471       7.466       7.465       7.464
    100-00+        7.465       7.477       7.473       7.468       7.463       7.462       7.461
    100-01         7.462       7.475       7.470       7.465       7.461       7.459       7.458
    100-01+        7.459       7.473       7.468       7.463       7.458       7.456       7.455
    100-02         7.456       7.471       7.465       7.460       7.455       7.453       7.452
    100-02+        7.454       7.468       7.463       7.457       7.452       7.450       7.449
    100-03         7.451       7.466       7.461       7.455       7.449       7.447       7.446
    100-03+        7.448       7.464       7.458       7.452       7.446       7.444       7.443

    100-04         7.445       7.462       7.456       7.449       7.443       7.441       7.440
    100-04+        7.442       7.460       7.453       7.447       7.440       7.438       7.437
    100-05         7.439       7.457       7.451       7.444       7.437       7.435       7.434
    100-05+        7.437       7.455       7.448       7.441       7.434       7.432       7.431
    100-06         7.434       7.453       7.446       7.439       7.431       7.430       7.428
    100-06+        7.431       7.451       7.443       7.436       7.429       7.427       7.425
    100-07         7.428       7.449       7.441       7.433       7.426       7.424       7.422
    100-07+        7.425       7.446       7.439       7.431       7.423       7.421       7.419

First Payment      5.061       7.228       6.144       5.394       5.061       5.061       5.061
Average Life       7.439      10.661       9.203       8.083       7.180       6.967       6.788
Last Payment      10.478      14.644      12.978      11.478       9.894       9.394       9.061
Mod.Dur. @ 100-00  5.480       7.054       6.384       5.821       5.343       5.228       5.129

BOND B1 BBB 8% CLASS

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representation that the above referenced security will actually perform as described in any scenario presented.